Exhibit 10.5

NEW INVESTORS SECURITIES HOLDERS AGREEMENT
by and among
BRAVO DEVELOPMENT, INC.,
BRAVO DEVELOPMENT HOLDINGS LLC,
and
THE OTHER INVESTORS AND PARTIES NAMED HEREIN
Dated as of June 29, 2006

i

		Page
4.11.	Party No Longer Owning Securities	20

4.12.	No Effect on Employment	20

4.13.	Pronouns	20

4.14.	Future Individual Investors	21

4.15.	Jurisdiction and Venue	21

4.16.	Waiver of Jury Trial	21

4.17.	Entire Agreement	21

4.18.	Management Agreements	21

ARTICLE V	DEFINITIONS	21

5.1.	Definitions	21

-ii-

EXHIBITS
Exhibit A	Joinder Agreement
Exhibit B	Form of Management Agreement
SCHEDULES

Schedule I	Investors and Securities Owned

-iii-

DEFINED TERMS

Affiliate	22
Agreement	1
Annual Reports	6
Approved Sale	22
BRS	3
BRS Affiliates	3
BRS Associates	3
BRS Partner	3
Cause	14
CHP Affiliates	4
CHP Associates	4
CHP IV	3
CHP Partner	4
Common Stock	1
Company	1
Company Debt Instrument	22
Confidential Information	12
Designated Purchaser	12
Escrow Amount	10
Escrow Notice	10
Exchange Act	3
Fair Market Value Price	13
Good Reason	15
Holders	9
Holdings	1
Investor	1
Investors	1
Management Investors	1
Management Securities	22
Merger	1
Merger Agreement	1
Merger Sub	1
Option Purchase Closing	13
Option Termination Date	12
Permitted Transferee	3
Person	22
Preemptive Notice	11
Preemptive Reply	11
Preferred Stock	1
Proffered Valuation	14

-iv-

Public Offering	22
Purchase Option	13
Qualified Investors	11
Registration Rights Agreement	22
Required Holder	22
Sale Notice	15
Sale of the Company	22
SEC Reports	6
Securities	1
Securities Act	2
Securities Purchase Agreement	23
Seller	9
Seller’s Notice	9
Special Registration Statement	23
Subsidiaries	23
Surviving Corporation	1
Tag-Along Notice	9
Termination Date	12
Transfer	2
Transfer Date	16
Unit Offering	23

-v-

NEW INVESTORS SECURITIES HOLDERS AGREEMENT
          THIS IS A NEW INVESTORS SECURITIES HOLDERS AGREEMENT, dated as of June 29, 2006 (the “Agreement”), by and among Bravo Development, Inc., an Ohio corporation (the “Company”), Bravo Development Holdings LLC, a Delaware limited liability company (“Holdings”), and the individuals designated as Management Investors on the signature pages hereto (the “Management Investors”). Holdings, each of the Management Investors and any other investor in the Company who becomes a party to or agrees to be bound by this Agreement are sometimes referred to herein individually as an “Investor” and collectively as the “Investors.”
Background
          A. This Agreement is being entered into in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 2, 2006 (the “Merger Agreement”), by and among Holdings, BDI Acquisition Corp., an Ohio corporation and wholly-owned subsidiary of Holdings (“Merger Sub”), the Company and the other parties thereto, pursuant to which Merger Sub has been merged with and into the Company (the “Merger”) and the Company, as the surviving corporation of the Merger (the “Surviving Corporation”), has become a majority owned subsidiary of Holdings.
          B. Each of the Investors is the owner of (i) the number of shares of the Company’s Series A 14% Cumulative Compounding Preferred Stock, par value $.001 per share (the “Preferred Stock”), and (ii) the number of shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), in each case as set forth opposite such Investor’s name on Schedule I hereto.
          C. The Investors, the Company and the other parties hereto wish to set forth herein certain agreements regarding their future relationships and their rights and obligations with respect to Securities of the Company.
          D. As used herein, the term “Securities” shall mean Common Stock, Preferred Stock, and any other shares of capital stock of the Company, and any securities convertible into or exchangeable for such capital stock, and any options (including any options now or hereafter issued to Investors), warrants or other rights to acquire such capital stock or securities, now or hereafter held by any party hereto, including all other securities of the Company (or a successor to the Company) received on account of ownership of Common Stock or Preferred Stock, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.
Terms
          In consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
RESTRICTIONS ON TRANSFER OF SECURITIES
     1.1. Restrictions on Transfers of Securities. The following restrictions on Transfer (as defined in Section 1.1(a) below) shall apply to all Securities owned by any Investor or Permitted Transferee (as defined in Section 1.1(b) below), except a Permitted Transferee by virtue of Section 1.1(b)(iv) hereof:
          (a) Except as provided in the third and fourth paragraphs of this clause (a), no Investor or Permitted Transferee shall Transfer (other than in connection with a redemption or purchase by the Company) any Securities unless (i) such Transfer is to a Person approved in advance in writing by the Required Holder (if there is one), and (ii) such Transfer complies with the provisions of this Section 1.1, Section 2.2, Section 2.3 and Article III of this Agreement. In exercising the consent and approval provided for in clause (i) above, the Required Holder (if there is one) may employ its sole discretion in evaluating the nature of the proposed transferee and the Required Holder (if there is one) may impose such conditions on Transfer as it deems appropriate in its sole discretion. Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect, and the purported transferee shall have no rights or privileges in or with respect to the Company. As used herein, “Transfer” includes the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer or grant of voting rights or any other beneficial interest in any of the Securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such Securities.
               Prior to any proposed Transfer of any Securities, the holder thereof shall give written notice to the Company describing the manner and circumstances of the proposed Transfer, together with, if reasonably requested by the Company, a written opinion of legal counsel, addressed to the Company and the transfer agent for the Company’s equity securities, if other than the Company, and reasonably satisfactory in form and substance to the Company, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act of 1933, as amended (the “Securities Act”). Each certificate evidencing the Securities transferred shall bear the legends set forth in Section 1.2(a) hereof, except that such certificate shall not bear the legend contained in the first paragraph of Section 1.2(a) hereof if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act.
               Nothing in this Section 1.1(a) shall prevent or restrict the Transfer, free of any restrictions under this Agreement, of Securities by an Investor or a Permitted Transferee to one or more of its Permitted Transferees or to the Company; provided, however, that (i) no Person (other than a Permitted Transferee by virtue of Section 1.1(b)(iv) hereof) shall be a Permitted Transferee unless such transferee executes and delivers a joinder to this Agreement in the form attached hereto as Exhibit A, and (ii) no Transfer shall be effected except in compliance with the registration requirements of the Securities Act and any applicable state securities laws or pursuant to an available exemption therefrom.
               No advance approval by the Required Holder (if there is one) will be required pursuant to the first paragraph of this Section 1.1(a) for any Transfer (i) by a Holder in connection with such Holder’s exercise of its “tag-along” rights under Section 2.3, or (ii) of Management Securities that is subject to the provisions of Section 3.2.
          (b) As used herein, “Permitted Transferee” shall mean:
               (i) in the case of any Investor or Permitted Transferee who is a natural person, any spouse, lineal descendant (natural or adopted), sibling or parent of such person, any trust, the beneficiaries of which, or any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which, include only such individual person or any spouse, lineal descendant (natural or adopted), sibling or parent of such person, or any combination of the foregoing;
               (ii) in the case of any Investor or Permitted Transferee who is a natural person, the heirs, executors, administrators or personal representatives upon the death of such person or upon the incompetency or disability of such person for purposes of the protection and management of such person’s assets;
               (iii) in the case of Holdings:
                    (A) (I) Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership (“BRS”), (II) any general partner of BRS (a “BRS Partner”) and any corporation, partnership or other entity that is an Affiliate (as hereinafter defined) of BRS or any BRS Partner (collectively, “BRS Affiliates”), (III) any present or former managing director, director, general partner, limited partner, officer or employee of BRS, a BRS Partner or any BRS Affiliate, or any spouse or lineal descendant (natural or adopted), sibling or parent of any of the foregoing persons in this clause (III) or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (III) (provided that no BRS Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of Securities shall be considered a Permitted Transferee) (collectively, “BRS Associates”), and (IV) any trust, the beneficiaries of which, or any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which, include only BRS, BRS Partners, BRS Affiliates, or BRS Associates; provided, however, that prior to the Company’s initial Public Offering, no limited partner of BRS, BRS Partner or BRS Affiliate shall constitute a Permitted Transferee to the extent that a Transfer of Securities to such Person would cause the Company to be subject to registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
                    (B)(I) Castle Harlan Partners IV, L.P., a Delaware limited partnership (“CHP IV”), (II) any general partner or managing member of CHP IV (a “CHP

Partner”) and any corporation, partnership or other entity that is an Affiliate (as hereinafter defined) of CHP IV or any CHP Partner (collectively, “CHP Affiliates”), (III) any present or former managing director, director, general partner, limited partner, member, officer or employee of CHP IV, a CHP Partner or any CHP Affiliate, or any spouse or lineal descendant (natural or adopted), sibling or parent of any of the foregoing persons in this clause (III) or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (III) (provided that no CHP Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of Securities shall be considered a Permitted Transferee) (collectively, “CHP Associates”), and (IV) any trust, the beneficiaries of which, or any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which, include only CHP IV, CHP Partners, CHP Affiliates, or CHP Associates; provided, however, that prior to the Company’s initial Public Offering, no limited partner of CHP IV, CHP Partner, or CHP Affiliate shall constitute a Permitted Transferee to the extent that a Transfer of Securities to such Person would cause the Company to be subject to registration under Section 12(g) of the Exchange Act.
               (iv) in the case of any Investor or Permitted Transferee, any Person if such Person takes such Securities pursuant to a sale in connection with a Public Offering or following a Public Offering in open market transactions or under Rule 144 under the Securities Act.
     1.2. Legend. (a) All Securities. Any certificates representing Securities shall bear the following legend (in addition to any other legend required under applicable law):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, AS AMENDED FROM TIME TO TIME (THE “SECURITIES HOLDERS AGREEMENT”), A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE OR OTHERWISE

DISPOSABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.
           (b) Management Securities. In addition to the legends required by Section 1.2(a) above, the following legend shall appear on certificates representing Management Securities; provided, however, that the Company’s failure to cause certificates representing Management Securities to bear such legend shall not affect the Company’s Purchase Option described in Section 3.1:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO “MANAGEMENT SECURITIES” AS DESCRIBED IN THE SECURITIES HOLDERS AGREEMENT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.
     1.3. Notation. A notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Securities referred to in this Agreement.
ARTICLE II
OTHER COVENANTS AND REPRESENTATIONS
     2.1. Financial Statements and Other Information.
          (a) The Company shall deliver (or cause to be delivered) to Holdings (so long as Holdings or its Permitted Transferees (other than Permitted Transferees pursuant to Section 1.1(b)(iv)) own any Securities):
               (i) as soon as available and in any event within 15 days after the end of each calendar month, consolidated balance sheets of the Company and its Subsidiaries as of the end of such calendar month, and consolidated statements of income and cash flows of the Company and its Subsidiaries for the calendar month then ended, shown, in the case of the consolidated statements of income, in comparison to the budgeted amounts for the same period and the same monthly period from the prior fiscal year, prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of notes and to year-end adjustments;
               (ii) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its Subsidiaries for the period then ended, shown, in the case of the consolidated statements of income, in comparison to the budgeted amounts for the same period and the same quarterly period from the prior fiscal year, prepared in conformity with

United States generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of notes and to year-end adjustments;
               (iii) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such year, and consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries for the year then ended prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation (such reports, the “Annual Reports”);
               (iv) to the extent the Company is required by law or pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act, actually prepared by the Company as soon as such reports are generally available, together with any other documents the Company are required to deliver to the holders of any such indebtedness (such reports, the “SEC Reports”);
               (v) prior to the beginning of each fiscal year, an annual budget which has been approved by the Board of Directors of the Company, prepared on a month by month basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and capital spending), and promptly upon preparation thereof any other significant budgets prepared by the Company, and any revisions of such annual or other budgets; and
               (vi) such other documents, reports, financial data and other information as Holdings may reasonably request and which the Company can provide without incurring any unreasonable costs.
          (b) The Company shall concurrently deliver (or cause to be delivered) to each then-current Investor a copy of any Annual Report or SEC Report that is delivered to Holdings and/or its Permitted Transferees pursuant to Section 2.1(a).
          (c) Inspection and Access. The Company shall permit any authorized representatives designated by Holdings to visit and inspect any of the properties of the Company and its Subsidiaries, including its and their books of account (and to make copies and take extracts therefrom), and to discuss its and their affairs, finances and accounts with its and their officers and their current and prior independent public accountants (and by this provision the Company authorizes such accountants to discuss with such representatives the affairs, finances and accounts of the Company and its Subsidiaries, whether or not a representative of the Company is present), all at such reasonable times and as often as such party may reasonably request.

     2.2. Sale of the Company.
          (a) Subject to Section 2.2(b), so long as the Company has not consummated a Public Offering, in the event of, and in connection with, an Approved Sale, (i) each Investor and Permitted Transferee will consent to, vote for and raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, (ii) if the Approved Sale is structured as a sale of stock, each Investor and Permitted Transferee will agree to sell and will be permitted to sell all or a pro rata portion of such Investor’s or Permitted Transferee’s Common Stock and/or Preferred Stock on the terms and conditions approved by the Required Holder (if there is one), and (iii) if the Approved Sale includes the sale, exchange, redemption, cancellation or other disposition of securities convertible into or exchangeable for capital stock of the Company, or options, warrants or other rights to purchase such capital stock or securities, each Investor or Permitted Transferee will sell, exchange, redeem, agree to cancel or otherwise dispose of such securities or options, warrants or other rights on the terms and conditions approved by the Required Holder (if there is one). Each Investor and Permitted Transferee will take all reasonably necessary and desirable actions in connection with the consummation of the Approved Sale, including, without limitation, executing the applicable purchase agreement; provided that no Investor or Permitted Transferee shall be required to agree to share in any indemnification obligation in connection with the Approved Sale other than individually and ratably (and not jointly and severally), on a pro rata basis (based on the proportion of the total consideration received by all Investors, Permitted Transferees and other investors in the equity securities of the Company); provided, further that no Investor or Permitted Transferee shall be required to share in any indemnification obligations relating to a breach of a representation, warranty or covenant relating solely to another Investor or Permitted Transferee or such Investor’s or Permitted Transferee’s Securities such as with respect to title to or ownership of Securities (such obligations to be borne solely by such other Investor or Permitted Transferee); and provided, further that no Investor or Permitted Transferee shall be required to agree to any indemnification obligation in which the maximum potential indemnification obligation exceeds the proceeds that such Investor or Permitted Transferee would receive in such transaction in consideration for their shares of the equity securities of the Company. Each Investor and Permitted Transferee required to make indemnification payments in connection with any Approved Sale shall have a right to recover from the other Investors and Permitted Transferees to the extent that the amount required to be paid by such Investor or Permitted Transferee was disproportionate to the proportion of the total consideration received by all Investors and Permitted Transferees, compared to the consideration actually received by such Investor or Permitted Transferee.
          (b) The obligations of each of the Investors and Permitted Transferees with respect to an Approved Sale are subject to the satisfaction of the conditions that: (i) upon the consummation of the Approved Sale, all of the Investors and Permitted Transferees holding Common Stock will receive the same form and amount of consideration per share of Common Stock, or if any holder of Common Stock is given an option as to the form and amount of consideration to be received in respect of Common Stock, all Investors and Permitted Transferees holding Common Stock will be given the same option, (ii) upon the consummation of the Approved Sale, all of the Investors and Permitted Transferees holding Preferred Stock will receive the same form and amount of consideration per share of Preferred Stock (it being understood, however, that the amount of consideration per share of Preferred Stock may vary to reflect the accrued and unpaid dividends thereon, to the extent different shares of Preferred Stock have been outstanding for different periods of time), or if any holder of Preferred Stock is given an option as to the form or amount of consideration to be received in respect of Preferred Stock, all Investors and Permitted Transferees holding Preferred Stock will be given the same option, (iii) in the case of a holder of any securities referred to in clause (iii) of paragraph (a) above, (A) (I) in the event such Securities are vested and exercisable, the holder shall receive in such Approved Sale, unless otherwise provided in the terms of any agreement or instrument governing or evidencing such security, either (x) the same securities or other property that such holder would have received if such holder had converted, exchanged or exercised such security immediately prior to such Approved Sale (after taking into account the conversion, exchange or exercise price applying to such Security and any applicable tax obligations of the holder in connection with such conversion, exchange or exercise) or (y) a security convertible or exchangeable for, or option, warrant or right to purchase, capital stock or other securities of a successor entity having substantially equivalent value, or (II) in the case where such securities are not vested or exercisable, unless otherwise provided in the terms of any agreement or instrument governing or evidencing such security, such securities shall be cancelled, or (B) such securities shall remain outstanding following such Approved Sale and (iv) all of the Investors and Permitted Transferees shall be subject to the same economic and material non-economic terms and conditions with respect to the sale of their Securities in connection with the Approved Sale.
          (c) Each Investor and Permitted Transferee acknowledges that its, his or her pro rata share (based upon the number of shares of Common Stock owned (or acquirable pursuant to options, warrants or other rights to purchase Common Stock, or securities convertible into or exchangeable for Common Stock) by such holder) of the aggregate proceeds of an Approved Sale may be reduced by their pro rata share (based on the proportion of the total consideration received by all Investors and Permitted Transferees) of the transaction expenses related to such Approved Sale.
     2.3. Tag-Along Rights.
          (a) (i) Except as otherwise provided in Section 2.3(a)(iii) below, no Seller (as hereinafter defined) of a particular type of Securities shall sell any of such type of Securities in any transaction or series of related transactions unless all “Holders” (as hereinafter defined) of such Securities are offered an equal opportunity to participate in such transaction or transactions on a pro rata basis based on the number of such Securities then owned by each Holder who elects to participate in such transaction or transactions and, subject to paragraph (ii) below, on identical terms (including amount and type of consideration paid). For the avoidance of doubt, such participation on a pro rata basis shall mean that such Holder shall be entitled to sell the number of such Securities proposed to be sold by the Seller, multiplied by a fraction, the numerator of which is the number of such Securities then owned by such Holder and the denominator of which is the number of such Securities then outstanding. If any Holder elects not to participate in full or in part on a pro rata basis, the Seller may increase the number of shares sold by it by the number of shares any such Holder elects not to include pursuant to the terms hereof. As used in this Section 2.3, a “Seller” shall mean Holdings or any other Investor; “Holders” shall mean any Investor or any of their Permitted Transferees and other than a Permitted Transferee by virtue of Section 1.1(b)(iv)) who holds such Securities.
               (ii) Prior to any sale of Securities subject to these provisions, the Seller shall notify the Company in writing of the proposed sale. Such notice (the “Seller’s Notice”) shall set forth: (A) the number and type of such Securities subject to the proposed sale, (B) the name and address of the proposed purchaser, and (C) the proposed amount of consideration and terms and conditions offered by such proposed purchaser. The Company shall promptly, and in any event within 30 days of the Company’s receipt of the Seller’s Notice, deliver or cause to be delivered the Seller’s Notice to each Holder of such Securities. A Holder may exercise the tag-along right by delivery of a written notice (the “Tag-Along Notice”) to the Seller within 20 days of the date the Company delivered or caused to be delivered the Seller’s Notice. The Tag-Along Notice shall state the number of such Securities that the Holder proposes to include in the proposed sale, up to the maximum pro rata share described above. If a Holder entitled to participate therein delivers a Tag-Along Notice, such holder shall be obligated to sell that number of such Securities specified in the Tag-Along Notice upon the same terms and conditions as those under which the Seller is selling, conditioned upon and contemporaneously with completion of the Seller’s sale of its Securities. If no Tag-Along Notice is received during the 20-day period referred to above, the Seller shall have the right for a 120-day period to effect the proposed sale of such Securities on terms and conditions no more favorable to the Seller than those stated in the Seller’s Notice and in accordance with the provisions of this Section 2.3.
               (iii) Notwithstanding anything herein to the contrary, a Seller may make any of the following Transfers without offering the Holders the opportunity to participate: (A) Transfers by a Seller to any Permitted Transferee, provided that the proposed Permitted Transferee (except a Permitted Transferee by virtue of Section 1.1(b)(iv) hereof) agrees in writing to be bound by the provisions of this Agreement; (B) sales pursuant to an effective registration statement under the Securities Act; and (C) sales in connection with an Approved Sale.
               (iv) Notwithstanding anything herein to the contrary, no Seller shall be required to offer any Holder the opportunity to participate in any transaction pursuant to this Section 2.3 unless such transaction involves sales of Securities to any Person other than a Permitted Transferee that, together with any previous Transfers of such Securities by such Seller to Persons other than Permitted Transferees, aggregate greater than 5% of such Securities then outstanding.
               (v) Each Investor acknowledges for itself and its transferees that Holdings may grant in the future tag-along rights relating to Securities to other holders of Securities and such holders will (A) have the same opportunity to participate in sales by

Holdings as provided to the parties hereto, and (B) be included in the calculation of the pro rata basis upon which Holders may participate in a sale.
               (vi) Each of the parties hereto acknowledges that the Company (A) may issue Securities to Persons in the future and (B) may adopt an incentive compensation plan pursuant to which employees of the Company or its Subsidiaries or other Persons may be granted, subject to the terms of such plan, options to purchase Common Stock or other Securities, and that such Persons or participants may become subject to this Agreement and may be “Holders” for purposes of this Section 2.3.
               (vii) The tag-along obligations of the Sellers provided under this Section 2.3 shall terminate upon the earlier of (A) the consummation of a Public Offering and (B) as to Securities held by any Holder, the day after the date on which such Holder owns less than 5% of such Securities then outstanding. Upon the termination of such obligations, the rights of Holders with respect thereto shall also terminate.
               (viii) Notwithstanding the requirements of this Section 2.3, a Seller may sell Securities at any time without complying with the requirements of the above provisions of this Section 2.3 so long as the Seller deposits into escrow with an independent third party at the time of the sale that amount of the consideration received in the sale equal to the Escrow Amount. The “Escrow Amount” shall equal the amount of consideration as all the Holders would have been entitled to receive if they had the opportunity to participate in the sale on a pro rata basis, determined as if each Holder (A) delivered a Tag-Along Notice to the Seller in the time period set forth in Section 2.3(a)(ii) and (B) proposed to include all of its Securities of such type which it would have been entitled to include in the sale. No later than the date of the sale, the Seller shall notify the Company in writing of the proposed sale. Such notice (the “Escrow Notice”) shall set forth the information required in the Seller’s Notice, and in addition, such notice shall state the name of the escrow agent and the account number of the escrow account. The Company shall promptly, and in any event within 10 days, deliver or cause to be delivered the Escrow Notice to each Holder of such Securities. A Holder may exercise the tag-along right described in this clause (viii) by delivery to the Seller, within 20 days of the date the Company delivered or caused to be delivered the Escrow Notice, of (I) a written notice specifying the number of such Securities it proposes to sell, and (II) the certificates representing such Securities, with transfer powers duly endorsed in blank. Promptly after the expiration of the 20th day after the Company has delivered or caused to be delivered the Escrow Notice, (x) the Seller shall purchase that number of such Securities as Seller would have been required to include in the sale had Seller complied with the provisions of Section 2.3(a)(ii), (y) the Company shall cause to be released from the escrow to the Holder from whom the Seller purchases such Securities pursuant to clause (x) of this paragraph the applicable amount of consideration due to such Holder together with any interest thereon, and (z) all remaining funds and other consideration held in escrow shall be released to the Seller. If the Seller received consideration other than cash in the sale, the Seller shall purchase such Securities tendered by paying to the Holders cash and non-cash consideration in the same proportion as received by the Seller in the sale.

     2.4. Preemptive Rights. (a) Except for the issuance of Securities by the Company (i) pursuant to a Public Offering, (ii) as consideration for the acquisition of all or any substantial portion of the assets or all or any portion of the capital stock of any Person or that are otherwise issued in connection with any merger or other business combination that is approved by the Company’s board of directors, (iii) in any transaction in respect of a Security that is available on the same terms to all holders of Securities on a pro rata basis, (iv) pursuant to an incentive compensation plan or other management stock option plan approved by the Company’s board of directors, (v) to any debt financing sources of the Company or any of its Subsidiaries in connection with a so-called “equity-kicker” so long as such debt financing is approved by the Company’s board of directors, or (vi) as a dividend on the outstanding Common Stock or Preferred Stock, if, so long as the Company has not consummated a Public Offering, the Company sells any Securities, the Company will offer to sell to each of the Qualified Investors (as defined below) a pro rata portion of the number of such Securities issued equal to the percentage determined by dividing (x) the number of shares of Common Stock held by such Qualified Investor on a fully-diluted basis (excluding non-exercisable options), by (y) the number of shares of Common Stock of the Company then outstanding on a fully-diluted basis (excluding non-exercisable options). Each Qualified Investor will be entitled to purchase all or part of such Securities at the same price and on the same terms as such Securities are sold by the Company pursuant to this Section 2.4. As used in this Section 2.4, “Qualified Investors” shall mean any Investor that qualifies as an Accredited Investor (as such term is defined under Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act).
          (b) The Company will cause to be given to each of the Investors a written notice setting forth the terms and conditions upon which such Investor may, if such Investor is a Qualified Investor, purchase Securities from the Company pursuant to this Section 2.4 (the “Preemptive Notice”). After receiving a Preemptive Notice, a Qualified Investor may agree to purchase the Securities offered to such Qualified Investor by the Company pursuant to this Section 2.4, on the date specified by the Company in the Preemptive Notice, by delivery of a written notice (together with a certification and, if requested by the Company, supporting documentation, each in a form and of a nature reasonably requested by the Company, that such Investor is a Qualified Investor) to the Company within 20 days (or, in the case of any issuance of Securities with respect to which Holdings has waived its rights to purchase any Securities pursuant to this Section 2.4, and such irrevocable waiver is disclosed in the Preemptive Notice, 10 days) of the date the Company delivered or caused to be delivered the Preemptive Notice to the Qualified Investor (the “Preemptive Reply”).
     2.5. Corporate Opportunity. To the fullest extent permitted by any applicable law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to Holdings, BRS or any BRS Affiliates or CHP IV or any CHP Affiliates or their representatives (including any directors of the Company designated by such Persons). In particular, (a) Holdings, BRS, CHP IV and their respective Affiliates shall have the right to engage in business activities, whether or not in competition with the Company or its Subsidiaries or the Company’s or its Subsidiaries’ business activities, without consulting any other Investor, and (b) none of Holdings, BRS or CHP IV shall have any obligation to any other Investor with respect to any opportunity to acquire property or make investments at any time. The foregoing provision (i) does not permit fraud or intentional misrepresentation, (ii) does not supersede any other obligations under this Agreement and (iii) is not intended to change or alter a director’s fiduciary duties to the Company except as specifically set forth herein.
     2.6. Confidentiality. No Investor or Permitted Transferee shall (i) use or exploit in any manner the Confidential Information of the Company for themselves or any Person other than the Company or its subsidiaries, (ii) remove any Confidential Information, or any reproduction thereof, from the possession or control of the Company, or (iii) treat Confidential Information otherwise than in a confidential manner. For purposes of this Agreement, “Confidential Information means confidential information relating to the Company, other than any information that is in the public domain through no act or omission of any Investor or Permitted Transferee in violation of this Agreement or which such Investor or Permitted Transferee is authorized by the Company to disclose, consisting specifically of writings, reports, lists, software or computer programs containing or reflecting any of the following: (1) recipes for the Company’s menu items, (2) financial reports, (3) operation and training manuals, (4) business plans (including without limitation plans for real estate acquisitions and expansions) and (5) agreements and arrangements with suppliers. The obligation of an Investor or Permitted Transferee under this Section 2.6 with respect to any particular item of Confidential Information shall expire on the later of the four year anniversary of the date hereof or the two year anniversary of the receipt of such Confidential Information.
ARTICLE III
ADDITIONAL RESTRICTIONS ON TRANSFERS OF
MANAGEMENT SECURITIES HELD BY MANAGEMENT INVESTORS
     3.1. Purchase Option.
          (a) General Terms. In the event that any Management Investor who is an employee of the Company or a Subsidiary shall cease to be employed by the Company or a Subsidiary for any reason (including, but not limited to, death, temporary or permanent disability, retirement at age 65 or more under normal retirement policies, resignation or termination by the Company or a Subsidiary), other than (i) because the Management Investor is terminated other than for Cause, (ii) because the Management Investor resigns from his or her position for Good Reason, or (iii) by reason of a leave of absence approved by the Company or a Subsidiary, such Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns) shall give prompt notice to the Company of such termination (except in the case of termination of employment or service by the Company or a Subsidiary, in which case no notice need be given), and the Company or one or more designee(s) selected by the Required Holder (if there is one) (a “Designated Purchaser”), shall have the right and option by written notice given at any time, within 90 days after the later of the effective date of such termination of employment or cessation of service (the “Termination Date”) or the date of the Company’s receipt of the aforesaid notice (the later of such dates, the “Option Termination Date”), to purchase from such Management Investor and his or her Permitted Transferees, or his or her heirs, executors, administrators, transferees, successors or assigns, as the case may be, any or all of the Management Securities then owned by such Management Investor (and his or her Permitted Transferees), at a purchase price per share equal to the Fair Market Value Price (as hereinafter defined). The Termination Date for a Permitted Transferee of a Management Investor shall be the Termination Date with respect to the Management Investor who first acquired the Management Securities held by such Permitted Transferee pursuant to this Agreement. The right of the Company and the Company’s designee(s) set forth in this Section 3.1 to purchase a terminated Management Investor’s Management Securities is hereinafter referred to as the “Purchase Option.”
               (i) Exercise of Purchase Option. The Purchase Option shall be exercised by written notice to the Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns, as the case may be) executed by the Company or the Designated Purchaser, as the case may be, given at any time not later than the Option Termination Date. Such notice shall set forth the number and type of Management Securities desired to be purchased and shall set forth a time and place of closing which shall be no earlier than 10 days after the date such notice is sent and no later than the later of (A) 30 days after the date such notice is sent and (B) five business days after the Fair Market Value Price is finally determined as set forth in Section 3.1(a)(ii). At such closing (the “Option Purchase Closing”), the seller shall deliver, or cause to be delivered, the certificates evidencing the number of Management Securities to be purchased by the Company and/or its Designated Purchaser, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company and/or its Designated Purchaser, as the case may be, good title to such of the Management Securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature, other than those imposed under this Agreement, and concurrently with such delivery, the Company and/or its Designated Purchaser, as the case may be, shall deliver to the seller the full amount of the Fair Market Value Price (or the portion thereof to be paid by such party) for such Management Securities in cash by certified or bank cashier’s check.
               (ii) Fair Market Value Price. The “Fair Market Value Price” for each share of Common Stock or Preferred Stock means, the price that fairly reflects the going concern value of the Company as a whole based on such valuation methodologies as are customarily applied to restaurant companies, with no minority or lack of liquidity discounts and assuming a willing buyer and a willing seller under no compulsion to act and both having reasonable knowledge of all relevant facts. In the case of any security convertible into or exchangeable for Common Stock or Preferred Stock or any option, warrant or other right to purchase Common Stock or Preferred Stock, the Fair Market Value Price for such security shall be based upon the Fair Market Value Price of the underlying Common Stock or Preferred Stock, after taking into account the conversion, exchange or exercise price applying to such security and any applicable tax obligations of the holder in connection with such conversion, exercise or exchange. If the Company or its Designated Purchaser has exercised or is considering exercising the Purchase Option, then within 30 days after the Termination Date, the Company or the Designated

Purchaser, as the case may be, shall prepare and deliver to the Management Investor its calculation of the Fair Market Value Price per share (the “Proffered Valuation”). If the Management Investor does not agree with the Company’s or its Designated Purchaser’s Proferred Valuation, then the Management Investor shall prepare his own Proffered Valuation, a copy of which shall be delivered to the Company or its Designated Purchaser within 20 days after delivery of the Company’s or its Designated Purchaser’s Proffered Valuation, as the case may be. If the Company or its Designated Purchaser and the Management Investor are unable to agree on the Fair Market Value Price per share within ten days after delivery of the Management Investor’s Proffered Valuation, the parties shall then select a mutually acceptable investment banking or other firm to choose either the Company’s or its Designated Purchaser’s Proffered Valuation, or the Management Investor’s Proffered Valuation. Such firm (x) shall not be an Affiliate of the Company, Holdings, Holdings’ equityholders or the Management Investor; and (y) shall have demonstrable skills and expertise in the valuation of equity securities in relevant industries. If the parties are unable to agree on a mutually acceptable investment banking or other firm within ten days after delivery of the Management Investor’s Proffered Valuation, each party shall select its own investment banking or other firm and the two selected firms shall select a mutually acceptable investment banking or other firm (meeting the criteria set forth in the preceding sentence) for the purpose of determining the Fair Market Value Price per share. If either party fails to select its own investment banking or other firm, which is to select the determining firm, within five days after the expiration of such ten day period, the other party’s selected firm shall act as the determining firm. The parties shall instruct the selected firm to select, within 20 days thereafter, such of the two Proffered Valuations as more accurately reflects the Fair Market Value Price per share, and the Company or its Designated Purchaser and the Management Investor hereby agrees to be bound by such decision. Except as provided below, the fees and expenses of the determining firm shall be shared equally between the Company or its Designated Purchaser, on the one hand, and the Management Investor, on the other hand. In the event of such negotiation or a determination of the Fair Market Value Price by the selected firm, the Company or its Designated Purchaser shall have the right to revoke any notice of exercise of the Purchase Option previously given by such party, by written notice delivered to the Management Investor not later than five business days after such determination; provided, however, that the fees and expenses of the selected firm shall be borne solely by the Company or its Designated Purchaser in the event the Company or its Designated Purchaser revokes any such notice of exercise of the Purchase Option. Except as provided above, the Company or its Designated Purchaser and the Management Investor shall be responsible for their own fees and expenses, including the fees and expenses of their respective counsel and, if applicable, their own investment banking or other firm.
               (iii) Cause. For purposes of this Section 3.1(a), “Cause”, when used in connection with the termination of a Management Investor’s employment with the Company or its Subsidiaries, means (i) dishonesty or willful misconduct with respect to the Company’s affairs that materially adversely affects the Company, (ii) conviction of a felony or other crime involving moral turpitude, (iii) embezzlement of Company funds, (iv) habitual insobriety that materially adversely affects the Company or (v) the Management Investor’s breach of his fiduciary duty to the Company for material personal profit.

               (iv) Good Reason. For purposes of this Section 3.1(a), “Good Reason”, when used with reference to a termination by a Management Investor of his or her employment with the Company or its Subsidiaries, means the occurrence of any one of the following without the prior written consent of such Management Investor: (i) a materially adverse change in such Management Investor’s job assignment since the date hereof, (ii) a reduction in such Management Investor’s salary as in effect immediately prior to the date hereof or a material reduction in other benefits taken as a whole, or (iii) a relocation of such Management Investor’s principal place of employment to a location which is greater than thirty (30) miles from the Management Investor’s place of employment immediately prior to the date hereof. It is hereby expressly acknowledged that the foregoing definition of “Good Reason” shall be effective solely for purposes of this Agreement and shall not be applicable to any other agreement or understanding between the Management Investor and the Company.
          (b) Payment Subject to Applicable Law and Compliance with Debt Instruments. It shall be a condition to the obligation of the Company or the Designated Purchaser, as the case may be, to pay any portion of the Fair Market Value Price (i) that the Company or the Designated Purchaser, as the case may be, have funds legally available therefor and (ii) that such payment not violate, breach or conflict with, or cause any default under (or constitute any event that, with notice or the passage of time, or both, would constitute such a default), any Company Debt Instrument. In the event the Company or the Designated Purchaser, as the case may be, does not have funds legally available to pay any portion of the Fair Market Value Price or if payment of any portion of the Fair Market Value Price would violate, breach or conflict with, or cause any default under (or constitute any event that, with notice or the passage of time, or both, would constitute such a default), any Company Debt Instrument, then (i) the Company shall use its reasonable best efforts to cause the condition described in the first sentence of this Section 3.1(b) to be satisfied as promptly as practicable, and (ii) notwithstanding the provisions of subparagraph (a) above or any other provision of this Agreement to the contrary, the Option Purchase Closing shall be deferred until the earlier of (x) such time as the Company or the Designated Purchaser, as the case may be, shall have funds legally available therefor and such payment would not violate, breach or conflict with, or cause any default under (or constitute any event that, with notice or the passage of time, or both, would constitute such a default), any Company Debt Instrument or (y) the six month anniversary of the date originally scheduled for the Option Purchase Closing.
          (c) Right of First Refusal. Subject to compliance with the other restrictions on Transfer contained herein, in the event that, on or prior to the Company’s initial Public Offering, any Management Investor proposes to sell any or all of such Management Investor’s Management Securities pursuant to a bona fide written offer from an unaffiliated third party (other than a Permitted Transferee), the Management Investor will first offer to sell such Management Securities to the Company pursuant to this Section 3.1(c).
          Such Management Investor shall deliver a written notice of any such bona fide offer (a “Sale Notice”) to the Company describing in reasonable detail the Management Securities proposed to be sold, the name of the transferee, the purchase price and all other material terms of the proposed Transfer. Upon receipt of the Sale Notice, the Company, or one or more designee(s) selected by a majority of the members of the Board of Directors of the Company, shall have the right and option to purchase all, but not less than all, of the Management Securities proposed to be sold by the Management Investor at the price and on the terms of the proposed Transfer set forth in the Sale Notice. Within 30 days after receipt of the Sale Notice, the Company shall notify such Management Investor whether or not it or its designee(s) wishes to purchase all of the offered Management Securities. In any case where non-fungible property such as real estate constitutes part of the purchase price included in the bona fide offer or where any aspect of the terms of such offer depend on the unique attributes of the proposed transferee or otherwise cannot be precisely and reasonably duplicated by someone other than such transferee, purchases by the Company or its designee(s) shall be made on terms that constitute the reasonable economic equivalent of the price and terms of such bona fide offer. If the Company or its designee(s) elects to purchase the offered Management Securities, the closing of the purchase and sale of such Management Securities shall be held at the place and on the date established by the buyer in its notice to such Management Investor in response to the Sale Notice, which in no event shall be less than 10 days or more than 30 days from the date of such notice.
          In the event that the Company or its designee does not elect to purchase all the offered Management Securities, such Management Investor may, subject to the other provisions of this Agreement, sell the offered Management Securities to the transferee specified in the Sale Notice at a price no less than the price specified in the Sale Notice and on other terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 180-day period immediately following the last date on which the Company or its designee could have elected to purchase the offered Management Securities; provided, however, that no such sale shall be made unless the transferee executes and delivers a joinder to this Agreement in the form attached hereto as Exhibit A. Any such Management Securities not transferred within such 180-day period will be subject to the provisions of this Section 3.1(c) upon subsequent Transfer.
          (d) If the Company or its Designated Purchaser delivers a Proferred Valuation to a Management Investor in connection with the determination of the Fair Market Value Price as set forth in Section 3.1(a)(ii), the Company shall give such Management Investor and his or her agents and advisors, upon reasonable notice to the Company, reasonable access, during normal business hours, to the books and records of the Company and the Subsidiaries for the purpose of calculating the Fair Market Value Price as provided in Section 3.1(a)(ii).
     3.2. Involuntary Transfers. In the event that the Management Securities owned by any Management Investor shall be subject to sale or other Transfer (the date of such sale or transfer shall hereinafter be referred to as the “Transfer Date”) by reason of (i) bankruptcy or insolvency proceedings, whether voluntary or involuntary, or (ii) distraint, levy, execution or other involuntary Transfer, then such Management Investor shall give the Company written notice thereof promptly upon the occurrence of such event stating the terms of such proposed Transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the Management Securities are proposed to be transferred, and the number of

Management Securities to be transferred. After its receipt of such notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed Transfer, the Company or one or more designee(s) selected by a majority of the members of the Board of Directors of the Company shall have the right and option to purchase any or all of such Management Securities which right shall be exercised by written notice given by the Company or its designee(s) to such proposed transferor within 60 days following the Company’s receipt of such notice or, failing such receipt, the Company’s obtaining actual knowledge of such proposed Transfer. Any purchase pursuant to this Section 3.2 shall be at the price and on the terms applicable to such proposed Transfer. If the nature of the event giving rise to such involuntary Transfer is such that no readily determinable consideration is to be paid for the Transfer of the Management Securities, the price to be paid per share by the buyer shall be the Fair Market Value Price as of the date of such proposed Transfer for the Management Securities. The closing of the purchase and sale of Management Securities shall be held at the place and the date to be established by the buyer, which shall be no earlier than 10 days after the date such notice was sent and no later than the later of (A) 30 days after the date such notice was sent and (B) five business days after the Fair Market Value Price is finally determined as set forth in Section 3.1(a)(ii). At such closing, such Management Investor shall deliver the certificates evidencing the number of Management Securities to be purchased by the buyer, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the buyer good title to such of the securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the buyer shall deliver to such Management Investor the full amount of the purchase price for such Management Securities in cash by certified or bank cashier’s check.
     3.3. Purchaser Representative. If the Company or any Investor enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each of the Management Investors will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Company. The Company shall propose a reasonable purchaser representative; if a Management Investor appoints such purchaser representative designated by the Company as his or her purchaser representative, the Company will pay the fees of such purchaser representative. If a Management Investor declines to appoint the purchaser representative designated by the Company, such Management Investor will appoint another purchaser representative (reasonably acceptable to the Company), and such Management Investor will be responsible for the fees of the purchaser representative so appointed.

ARTICLE IV
MISCELLANEOUS
     4.1. Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment, modification or waiver is set forth in a writing executed by the Company and the Required Holder (if there is one); provided, however, that any amendment of this Agreement which adversely affects any Investor in a manner different from other Investors (other than due to the different economic impact that naturally results from the ownership of a different number of shares) shall require the prior written consent of such Investor. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.
     4.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns and executors, administrators and heirs of each party hereto. Except as contemplated hereby in connection with Transfers of Securities, this Agreement, and any rights or obligations existing hereunder, may not be assigned or otherwise transferred by any party without the prior written consent of the other parties hereto.
     4.3. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect unless deletion of such provision causes this Agreement to become materially adverse to any party, in which event the parties shall use reasonable efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.
     4.4. Notices. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, fax or reputable courier guaranteeing overnight delivery to the other parties at the following addresses (or at such other address as shall be given in writing by any party to the others):
If to the Company, to:
Bravo Development, Inc.
777 Goodale Blvd.
Suite 100
Columbus, OH 43212
Attention: President
Fax: (614) 326-7943
with a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: Carmen J. Romano, Esq.
Fax: (215) 994-2222
If to Holdings, to:
c/o Bruckmann, Rosser, Sherrill & Co., Inc.
126 East 56th Street, 29th Floor
New York, NY 10022
Attention: Harold O. Rosser, II
Fax: (212) 521-3799
with a required copy to:
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: Carmen J. Romano, Esq.
Fax: (215) 994-2222
Bruckmann, Rosser, Sherrill & Co., Inc.
126 East 56th Street, 29th Floor
New York, NY 10022
Attention: Harold O. Rosser, II
Fax: (212) 521-3799
Castle Harlan, Inc.
150 East 58th Street
New York, NY 10155
Attention: David B. Pittaway
Fax: (212) 207-8042
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Attention: Robert Goldstein, Esq.
Fax: (212) 593-5955
     If to any of the Management Investors, to such Management Investor’s address as set forth on the signature page hereto or such other address as may be specified from time to time in writing to the Company by any Management Investor.

All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when confirmation of transmission is received, if faxed during normal business hours (or, if not faxed during normal business hours, the next business day after confirmation of transmission); and on the next business day, if timely delivered to a reputable courier guaranteeing overnight delivery.
     4.5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law.
     4.6. Headings. The headings preceding the text of the sections and subsections of this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.
     4.7. Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.
     4.8. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.
     4.9. Termination. This Agreement shall terminate (i) on the written agreement of the Investors who are parties hereto, (ii) when all the Investors except any one Investor no longer hold any Securities or (iii) immediately after the consummation of an Approved Sale.
     4.10. Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.
     4.11. Party No Longer Owning Securities. If a party hereto ceases to own any Securities, such party will no longer be deemed to be an Investor or Management Investor for purposes of this Agreement.
     4.12. No Effect on Employment. Nothing herein contained shall confer on any Management Investor the right to remain in the employ or service of the Company or any of its Subsidiaries or Affiliates.
     4.13. Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

     4.14. Future Individual Investors. The parties hereto agree that any current or future employee of the Company or other person who purchases Securities from the Company subsequent to the date hereof may become a signatory to this Agreement by executing a written instrument setting forth that such person agrees to be bound by the terms and conditions of this Agreement and this Agreement will be deemed to be amended to include such person as a Management Investor (or Investor, as the case may be) and the number of Securities purchased by him or her.
     4.15. Jurisdiction and Venue. ALL JUDICIAL PROCEEDINGS BROUGHT BY OR AGAINST THE COMPANY OR THE INVESTORS WITH RESPECT TO THIS AGREEMENT, ANY OTHER AGREEMENT CONTEMPLATED HEREBY OR ANY TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK COUNTY, NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY AND EACH INVESTOR ACCEPT FOR ITSELF AND HIMSELF AND IN CONNECTION WITH ITS OR HIS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE COMPANY AND EACH INVESTOR HEREBY WAIVE ANY CLAIM THAT SUCH JURISDICTION IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE.
     4.16. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.
     4.17. Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties and supersedes all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement, it being understood the Investors are entering into other agreements and instruments in connection with the consummation of the Merger, including the Securities Purchase Agreement and the Registration Rights Agreement.
     4.18. Management Agreements. Each Investor will raise no objection to the Company entering into a Management Agreement with Castle Harlan, Inc. and Bruckmann, Rosser, Sherrill & Co., Inc. in the form attached hereto as Exhibit B.
ARTICLE V
DEFINITIONS
     5.1. Definitions. For purposes of this Agreement:

          (a) “Affiliate” means as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).
          (b) “Approved Sale” shall mean a Sale of the Company approved by the Required Holder (if there is one).
          (c) “Company Debt Instrument” means any credit or loan agreement, indenture, note or similar instrument governing any indebtedness for borrowed money of the Company or its Subsidiaries.
          (d) “Management Securities” means the shares of Preferred Stock or Common Stock or other Securities now or hereafter owned by a Management Investor, and all other securities of the Company (or a successor to the Company) received on account of ownership of the Management Securities, including any and all management securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.
          (e) “Person” means an individual, a partnership, a partner, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.
          (f) “Public Offering” means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act (other than a Special Registration Statement) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $50,000,000.
          (g) “Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company, each of the Investors and the other parties thereto, as in effect from time to time.
          (h) “Required Holder” means, as of any date, the holders of the majority of the shares of Common Stock then owned by Holdings and its Permitted Transferees, provided that Holdings and its Permitted Transferees (other than limited partners of BRS and CHP IV) then own not less than 50% of the Common Stock then outstanding.
          (i) “Sale of the Company” means the sale of the Company, including in one or more series of related transactions, to another party or group of parties (including a transaction to recapitalize or form a holding company of the Company) pursuant to which such party or parties acquire (i) equity securities of the Company constituting a majority of the Common Stock of the Company (whether by merger, consolidation, sale or transfer of the Company’s outstanding equity securities, or otherwise) or (ii) all or substantially all of the Company’s consolidated assets.
          (j) “Securities Purchase Agreement” means that certain Securities Purchase Agreement dated as of June 2, 2006 by and among the Company and the Management Investors named therein.
          (k) “Special Registration Statement” means (i) a registration statement on Form S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company’s employees or security holders or to security holders of a corporation or other entity being acquired by, or merged with, the Company or (ii) a registration statement registering a Unit Offering.
          (l) “Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.
          (m) “Unit Offering” means a public offering of a combination of debt and equity securities of the Company in which (i) not more than 10% of the gross proceeds received from the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Exchange Act.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this New Investors Securities Holders Agreement the day and year first above written.

BRAVO DEVELOPMENT, INC.
By:	/s/ Alton F. Doody, III
	Name:	Alton F. Doody, III
	Title:	Chief Executive Officer

BRAVO DEVELOPMENT HOLDINGS LLC
By:	/s/ Harold O. Rosser
	Name:	Harold O. Rosser

MANAGEMENT INVESTORS:
/s/ Jerry Henderson
Name:	Jerry Henderson

/s/ Debbie Ticknor
Name:	Debbie Ticknor

/s/ Brian O’Malley
Name:	Brian O’Malley

/s/ Joseph Isbell
Name:	Joe Isbell

/s/ Matthew Harding
Name:	Matt Harding

/s/ Mike Creedon
Name:	Mike Creedon

/s/ Michael Woodburn
Name:	Mike Woodburn

/s/ Nicole Roope
Name:	Nicole Fessler Roope

/s/ David Whisler
Name:	Dave Whisler

/s/ Lance Juhas
Name:	Lance Juhas

/s/ Jim MacKenzie
Name:	Jim MacKenzie

/s/ Tom Vahle
Name:	Tom Vahle

/s/ Ronald Dee
Name:	Ron Dee

/s/ Lou Rios
Name:	Lou Rios

/s/ Justin J. Stratford
Name:	Justin Stratford

/s/ Michael Moser
Name:	Michael Moser

/s/ Bret Adams
Name: Bret Adams

/s/ Laura Tappen
Name:	Laura Tappen

/s/ Karen Brennan
Name:	Karen Brennan

/s/ Vernessa N. Gates
Name:	Vernessa Gates

/s/ David Petrill
Name:	David Petrill

The undersigned hereby agree to be parties to this Agreement with respect to, and to have and assume the rights and obligations under, Section 2.5 hereof.

BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P. By: BRSE L.L.C., its general partner
By:	/s/ Harold O. Rosser
	Name:	Harold O. Rosser

CASTLE HARLAN PARTNERS IV, L.P. By: CASTLE HARLAN, INC., as Investment Manager
By:	/s/ David B. Pittaway
	Name:	David B. Pittaway

Schedule I
Investors and Securities Owned

		Number of Shares of
	Number of Shares of	Preferred Stock
Investor	Common Stock Owned	Owned
Bravo Development Holdings LLC	841,050	47,659.50
Jerry Henderson	9,187.50	520.625
Debbie Ticknor	2,250	127.50
Brian O’Malley	6,000	340.00
Joe Isbell	2,250	127.50
Matt Harding	3,675	208.25
Mike Creedon	2,250	127.50
Mike Woodburn	2,250	127.50
Nicole Fessler Roope	375	21.25
Dave Whisler	675	38.25
Lance Juhas	2,250	127.50
Jim MacKenzie	3,675	208.25
Tom Vahle	2,250	127.50
Ron Dee	3,300	187.00
Lou Rios	2,250	127.50
Justin Stratford	1,875	106.25
Michael Moser	5,925	335.75
Bret Adams	2,250	127.50
Laura Tappen	1,125	63.75
Karen Brennan	600	34.00
Vernessa Gates	3,112.50	176.375
David Petrill	375	21.25

Total	898,950	50,940.50

EXHIBIT A
FORM OF JOINDER AGREEMENT
TO THE SECURITIES HOLDERS AGREEMENT
                    THIS JOINDER to the Securities Holders Agreement, dated as of                     , 2006, by and among Bravo Development, Inc., an Ohio corporation (the “Company”), and the other parties thereto (the “Securities Holders Agreement”) is made and entered into as of                     , 200___ by and between the Company and the undersigned “Holder” set forth on the signature page hereto (this “Joinder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Securities Holders Agreement.
          WHEREAS, the Holder has acquired certain Securities and the Securities Holders Agreement requires the Holder to become a party to the Securities Holders Agreement and the Holder agrees to do so in accordance with the terms hereof.
          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:
               (a) Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Securities Holders Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Securities Holders Agreement as though an original party thereto and shall be deemed an Investor [and Management Investor]1 for all purposes thereof. In addition, Holder hereby agrees that all Securities held by Holder shall be deemed Securities for all purposes of the Securities Holders Agreement.
               (b) Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Securities and the respective successors and assigns of each of them, so long as they hold any Securities.
               (c) Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.
               (d) Notices. For purposes of Section 5.4 of the Securities Holders Agreement, all notices, demands or other communications to the Holder shall be directed to:
[Name]
[Address]
[Facsimile Number]

[1]	To be included where the Person transferring the Securities to the Holder is or was a Management Investor.

EXHIBIT A
               (e) Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Joinder shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.
               (f) Jurisdiction and Venue. ALL JUDICIAL PROCEEDINGS BROUGHT BY OR AGAINST THE COMPANY OR THE HOLDER WITH RESPECT TO THIS JOINDER, ANY OTHER AGREEMENT CONTEMPLATED HEREBY OR ANY TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK COUNTY, NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY AND THE HOLDER ACCEPT FOR ITSELF AND HIMSELF AND IN CONNECTION WITH ITS OR HIS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS JOINDER. THE COMPANY AND THE HOLDER HEREBY WAIVE ANY CLAIM THAT SUCH JURISDICTION IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE.
               (g) Waiver of Jury Trial. EACH PARTY TO THIS JOINDER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS JOINDER OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.
               (h) Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.
* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

BRAVO DEVELOPMENT, INC.
By:
Name:
Title:

[HOLDER]
By:

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EXHIBIT B
FORM OF MANAGEMENT AGREEMENT

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